Exhibit 10.1

AMENDMENT #9 TO LOAN AGREEMENT

THIS AMENDMENT #9 TO LOAN AGREEMENT (this “Amendment”) is entered into as of June 25, 2007 among ChoicePoint Financial Inc., a Delaware corporation (“Borrower”), ChoicePoint Services Inc., a Georgia corporation (“Servicer”), Three Pillars Funding LLC (formerly known as Three Pillars Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, “Lender”), and SunTrust Capital Markets, Inc., a Tennessee corporation formerly known as SunTrust Equitable Securities Corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the “Administrator”).

BACKGROUND

WHEREAS, Borrower, Servicer, Lender and Administrator are parties to that certain Loan Agreement dated as of July 2, 2001, as heretofore amended from time to time (the “Existing Agreement”); capitalized terms used and not otherwise defined herein being used with the meanings attributed thereto in the Existing Agreement); and

WHEREAS, the parties wish to amend the Existing Agreement on the terms and subject to the conditions set forth in this Amendment;

NOW THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments to Section 1.1 of the Existing Agreement.

1.1. The definitions of “Liquidity Termination Date” and “Scheduled Commitment Termination Date” are hereby amended to delete “June 25, 2007” where it appears and to substitute in lieu thereof “June 23, 2008.”

1.2. Schedule 8.12 to the Loan Agreement is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

2. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrator of a counterpart hereof, duly executed by each of the parties hereto.

3. Continuing Effect. Except as expressly amended above, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5. Expenses. Borrower agrees to pay all reasonable out-of-pocket fees and expenses actually incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation, the reasonable fees and expenses of counsel.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHOICEPOINT FINANCIAL INC., AS BORROWER

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Corporate Treasurer

CHOICEPOINT SERVICES INC., AS SERVICER

By:	/s/ John M. Mongelli
Name:	John M. Mongelli
Title:	Corporate Treasurer

THREE PILLARS FUNDING LLC, AS LENDER

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST CAPITAL MARKETS, INC., AS ADMINISTRATOR

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director

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